UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

CRISPR THERAPEUTICS AG

(Exact name of registrant as specified in its charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aeschenvorstadt 36

4051 Basel

Switzerland

+41 61 228 7800

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2017, at the 2017 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment and restatement of the CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan (the “Amended Plan”).

Pursuant to the terms of the Amended Plan, the maximum number of shares authorized for issuance thereunder was increased by 2,012,684 shares to 9,284,463 shares. If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the Amended Plan will be appropriately adjusted. The Amended Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares and dividend equivalent rights.

A detailed summary of the material features of the Amended Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2017. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 31, 2017. Proxies were solicited pursuant to the Company’s proxy statement filed on April 18, 2017, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company entitled to vote at the Annual Meeting was 39,813,491 common shares, par value CHF 0.03 per share (“Common Shares”). The number of Common Shares present or represented by valid proxy at the Annual Meeting was 31,107,919, representing 78.13% of the total Common Shares entitled to vote at the Annual Meeting. Each Common Share was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016, (ii) to approve the appropriation of financial results, (iii) to discharge of the members of the Board of Directors and Executive Committee, (iv) to re-elect eight members of the Company’s Board of Directors, (v) to re-elect four members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve an increase in the conditional share capital for employee benefit plans, (viii) to approve the Amended Plan, (ix) to re-elect the independent voting rights representative, (x) to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and (xi) to approve the change of the Company’s registered office from Basel, Switzerland to Zug, Switzerland.

The voting results reported below are final.

Proposal 1 – Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2016

The annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,062,443	25,710	19,766
AS PERCENTAGE OF OUTSTANDING	78.02%	0.06%	0.05%

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net loss resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,014,740	33,010	22,588	37,581
AS PERCENTAGE OF OUTSTANDING	77.90%	0.08%	0.06%

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2016 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,777,925	32,392	9,584	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.03%	0.08%	0.02%

Proposal 4 – Re-election of the Members of the Board of Directors

N. Anthony Coles, M.D., Rodger Novak, M.D., Bradley Bolzon, Ph.D., Ali Behbahani, M.D., Kurt von Emster, Simeon J. George, M.D., Thomas Woiwode, Ph.D., and Pablo Cagnoni, M.D., were each duly re-elected as the Company’s Board of Directors, N. Anthony Coles, M.D. was duly re-elected as the chairman of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	WITHHELD	% WITHHELD	BROKER NON-VOTES
N. Anthony Coles, M.D.	28,499,524	71.58%	74,006	0.19%	4,634	0.01%	2,529,755
Rodger Novak, M.D.	28,544,716	71.70%	29,377	0.07%	4,071	0.01%	2,529,755
Bradley Bolzon, Ph.D.	28,500,635	71.59%	73,458	0.18%	4,071	0.01%	2,529,755
Ali Behbahani, M.D.	28,500,500	71.59%	73,643	0.18%	4,021	0.01%	2,529,755
Kurt von Emster	28,544,075	71.69%	29,805	0.07%	4,284	0.01%	2,529,755
Simeon J. George, M.D.	28,544,084	71.69%	29,959	0.08%	4,121	0.01%	2,529,755
Thomas Woiwode, Ph.D.	28,543,488	71.69%	30,655	0.08%	4,021	0.01%	2,529,755
Pablo Cagnoni, M.D.	28,499,954	71.58%	74,089	0.19%	4,121	0.01%	2,529,755

Proposal 5 – Re-election of the Members of the Compensation Committee

Thomas Woiwode, Ph.D., Pablo Cagnoni, M.D., N. Anthony Coles, M.D., and Simeon J. George, M.D. were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	WITHHELD	% WITHHELD	BROKER NON-VOTES
Thomas Woiwode, Ph.D.	28,541,198	71.69%	32,595	0.08%	4,371	0.01%	2,529,755
Pablo Cagnoni, M.D.	28,540,898	71.69%	32,595	0.08%	4,671	0.01%	2,529,755
N. Anthony Coles, M.D.	28,541,396	71.69%	31,597	0.08%	5,171	0.01%	2,529,755
Simeon J. George, M.D.	28,540,433	71.69%	32,097	0.08%	5,634	0.01%	2,529,755

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2018 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,525,962	41,580	10,622	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.65%	0.10%	0.03%

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2018 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,488,721	82,955	6,488	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.56%	0.21%	0.02%

The total non-performance related compensation for members of the Executive Committee from July 1, 2017 to June 30, 2018 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,520,010	45,141	13,013	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.63%	0.11%	0.03%

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2017 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,530,594	38,504	9,066	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.66%	0.10%	0.02%

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2018 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,483,374	87,287	7,503	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.54%	0.22%	0.02%

Proposal 7 – Approval of an Increase in the Conditional Share Capital for Employee Benefit Plans

An increase in the Company’s conditional share capital for employee benefit plans was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,474,394	91,198	12,572	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.52%	0.23%	0.03%

Proposal 8 – Approval of the Amended Plan

The Amended Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,473,258	92,539	12,367	2,529,755
AS PERCENTAGE OF OUTSTANDING	71.52%	0.23%	0.03%

Proposal 9 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,035,870	58,352	13,697
AS PERCENTAGE OF OUTSTANDING	77.95%	0.15%	0.03%

Proposal 10 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,055,381	45,870	6,668
AS PERCENTAGE OF OUTSTANDING	78.00%	0.12%	0.02%

Proposal 11 – Approval of the Change of the Registered Office

The change of the registered office of the Company from Basel, Switzerland to Zug, Switzerland was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,055,149	35,540	17,230
AS PERCENTAGE OF OUTSTANDING	78.00%	0.09%	0.04%

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1    CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 2, 2017	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
President and Chief Business Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan